CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/LOSS - Q1 (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Revenues
Research and development	$ 1,269,733	$ 1,192,092
Operating expenses
Selling, general and administrative	2,656,231	3,077,987
Research and development	2,536,011	2,807,422
Patent preparation fees	219,715	333,103
Litigation accrual	2,917,187	13,295
Total operating expenses	8,329,144	6,231,807
Operating loss	(7,059,411)	(5,039,715)
Non-cash interest expense	0	(253,412)
Other income, net	11,311	5,464
Reorganization items, net	(3,389,173)	(1,781,825)
Loss before income taxes	(10,437,273)	(7,069,488)
Benefit from (provision for) income taxes	(11,294)	(83,831)
Net and comprehensive income (loss)	$ (10,448,567)	$ (7,153,319)
Earnings (loss) per share: basic and diluted	$ (0.19)	$ (0.13)
Weighted average shares outstanding: basic and diluted	54,114,296	53,504,296